UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 6, 2007

Mellanox Technologies, Ltd.
(Exact name of Registrant as Specified in its Charter)

Israel (State or other jurisdiction of incorporation)	001-33299 (Commission File Number)	98-0233400 (I.R.S. Employer Identification No.)
Hermon Building
Yokneam, Israel 20692
(Address of Principal Executive Offices)
+972-4-909-7200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On July 6, 2007, S. Atiq. Raza notified Mellanox Technologies Ltd. (the “Company”) of his intent to retire from Mellanox’s Board of Directors on August 10, 2007.
Item 8.01. Other Events
     On July 6, 2007, the Company issued a press release announcing Mr. Raza’s intent to retire from the Company’s Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d)      Exhibits.
The following exhibit is filed with this Form 8-K:

99.1	Press Release dated July 6, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 6, 2007	MELLANOX TECHNOLOGIES, LTD.
	By:	/s/ Michael Gray
	Name:	Michael Gray
	Title:	Chief Financial Officer

Exhibit Index

Exhibit 99.1	Press Release dated July 6, 2007.